EXECUTION COPY

              WACHOVIA ASSET SECURITIZATION, INC. 2003-HE2 TRUST,

                                    Issuer,

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                               Indenture Trustee

                                      and

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                  Paying Agent

                            ------------------------

                                   INDENTURE

                            ------------------------


                            Dated as of July 2, 2003

                      WACHOVIA ASSET SECURITIZATION, INC.
                      ASSET-BACKED NOTES, SERIES 2003-HE2


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                               TABLE OF CONTENTS

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                                                                            ----

ARTICLE I     Definitions......................................................2

      Section 1.01    Definitions..............................................2

      Section 1.02    Incorporation by Reference of Trust Indenture Act........2

      Section 1.03    Rules of Construction....................................2

ARTICLE II    Original Issuance of Notes.......................................3

      Section 2.01    Form.....................................................3

      Section 2.02    Execution, Authentication and Delivery...................3

ARTICLE III   Covenants........................................................4

      Section 3.01    Collection of Payments with Respect to the
                      Mortgage Loans...........................................4

      Section 3.02    Maintenance of Office or Agency..........................4

      Section 3.03    Money for Payments to Be Held in Trust; Paying Agent.....4

      Section 3.04    Existence................................................6

      Section 3.05    Priority of Distributions; Defaulted Interest............6

      Section 3.06    Protection of Trust Estate..............................12

      Section 3.07    Opinions as to Trust Estate.............................12

      Section 3.08    Performance of Obligations; Servicing Agreement.........13

      Section 3.09    Negative Covenants......................................13

      Section 3.10    Annual Statement as to Compliance.......................14

      Section 3.11    Recordation of Assignments..............................14

      Section 3.12    Representations and Warranties Concerning the
                      Mortgage Loans..........................................14

      Section 3.13    Assignee of Record of the Mortgage Loans................14

      Section 3.14    Servicer as Agent and Bailee of the Indenture Trustee...14

      Section 3.15    Investment Company Act..................................15

      Section 3.16    Issuer May Consolidate, etc.............................15

      Section 3.17    Successor or Transferee.................................17

      Section 3.18    No Other Business.......................................17

      Section 3.19    No Borrowing............................................17

      Section 3.20    Guarantees, Loans, Advances and Other Liabilities.......17

      Section 3.21    Capital Expenditures....................................17

      Section 3.22    Owner Trustee Not Liable for Certificates or
                      Related Documents.......................................17

                                      -i-

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      Section 3.23    Restricted Payments.....................................18

      Section 3.24    Notice of Events of Default.............................18

      Section 3.25    Further Instruments and Acts............................18

      Section 3.26    Statements to Noteholders...............................18

      Section 3.27    Determination of Note Rate..............................18

      Section 3.28    Payments under the Policy...............................19

      Section 3.29    Replacement Enhancement.................................20

      Section 3.30    Additional Representations of Issuer....................21

      Section 3.31    Yield Maintenance Agreements............................21

      Section 3.32    Preference Claims under Policy..........................22

ARTICLE IV    The Notes; Satisfaction And Discharge Of Indenture..............23

      Section 4.01    The Notes...............................................23

      Section 4.02    Registration of and Limitations on Transfer and Exchange
                      of Notes; Appointment of Certificate Registrar..........24

      Section 4.03    Mutilated, Destroyed, Lost or Stolen Notes..............25

      Section 4.04    Persons Deemed Owners...................................26

      Section 4.05    Cancellation............................................26

      Section 4.06    Book-Entry Notes........................................26

      Section 4.07    Notices to Depository...................................27

      Section 4.08    Definitive Notes........................................27

      Section 4.09    Tax Treatment...........................................28

      Section 4.10    Satisfaction and Discharge of Indenture.................28

      Section 4.11    Application of Trust Money..............................29

      Section 4.12    Subrogation and Cooperation.............................29

      Section 4.13    Repayment of Monies Held by Paying Agent................30

      Section 4.14    Temporary Notes.........................................30

ARTICLE V     Default And Remedies............................................31

      Section 5.01    Events of Default.......................................31

      Section 5.02    Acceleration of Maturity; Rescission and Annulment......31

      Section 5.03    Collection of Indebtedness and Suits for Enforcement
                      by Indenture Trustee....................................32

      Section 5.04    Remedies; Priorities....................................34

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      Section 5.05    Optional Preservation of the Trust Estate...............35

      Section 5.06    Limitation of Suits.....................................36

      Section 5.07    Unconditional Rights of Noteholders to Receive
                      Principal and Interest..................................37

      Section 5.08    Restoration of Rights and Remedies......................37

      Section 5.09    Rights and Remedies Cumulative..........................37

      Section 5.10    Delay or Omission Not a Waiver..........................37

      Section 5.11    Control by Enhancer or Noteholders......................37

      Section 5.12    Waiver of Past Defaults.................................38

      Section 5.13    Undertaking for Costs...................................38

      Section 5.14    Waiver of Stay or Extension Laws........................38

      Section 5.15    Sale of Trust Estate....................................39

      Section 5.16    Action on Notes.........................................40

      Section 5.17    Performance and Enforcement of Certain Obligations......40

ARTICLE VI    The Indenture Trustee...........................................41

      Section 6.01    Duties of Indenture Trustee.............................41

      Section 6.02    Rights of Indenture Trustee and Paying Agent............43

      Section 6.03    Individual Rights of Indenture Trustee..................44

      Section 6.04    Disclaimer of the Indenture Trustee and Paying Agent....45

      Section 6.05    Notice of Event of Default..............................45

      Section 6.06    Reports by Paying Agent to Noteholders..................45

      Section 6.07    Compensation and Indemnity..............................45

      Section 6.08    Replacement of Indenture Trustee or Paying Agent........46

      Section 6.09    Successor Indenture Trustee or Paying Agent by Merger...48

      Section 6.10    Appointment of Co-Indenture Trustee or Separate
                      Indenture Trustee.......................................49

      Section 6.11    Eligibility; Disqualification...........................50

      Section 6.12    Preferential Collection of Claims Against Issuer........50

      Section 6.13    Representations and Warranties..........................50

      Section 6.14    Directions to Indenture Trustee.........................51

      Section 6.15    Indenture Trustee May Own Securities....................51

                                     -iii-

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      Section 6.16    Rights of Paying Agent, Certificate Paying Agent,
                      Note Registrar and Certificate Registrar................51

ARTICLE VII   Noteholders' Lists and Reports..................................52

      Section 7.01    Issuer to Furnish Paying Agent Names and Addresses
                      of Noteholders..........................................52

      Section 7.02    Preservation of Information; Communications to
                      Noteholders.............................................52

      Section 7.03    Reports by Issuer.......................................52

      Section 7.04    Reports by Indenture Trustee............................53

ARTICLE VIII  Accounts, Disbursements and Releases............................53

      Section 8.01    Collection of Money.....................................53

      Section 8.02    Trust Accounts..........................................53

      Section 8.03    Officer's Certificate...................................54

      Section 8.04    Termination Upon Distribution to Noteholders............54

      Section 8.05    Release of Trust Estate.................................54

      Section 8.06    Surrender of Notes Upon Final Payment...................55

ARTICLE IX    Supplemental Indentures.........................................55

      Section 9.01    Supplemental Indentures Without Consent of Noteholders..55

      Section 9.02    Supplemental Indentures With Consent of Noteholders.....56

      Section 9.03    Execution of Supplemental Indentures....................58

      Section 9.04    Effect of Supplemental Indenture........................58

      Section 9.05    Conformity with Trust Indenture Act.....................58

      Section 9.06    Reference in Notes to Supplemental Indentures...........58

ARTICLE X     Miscellaneous...................................................59

      Section 10.01   Compliance Certificates and Opinions, etc...............59

      Section 10.02   Form of Documents Delivered to Indenture Trustee or
                      the Paying Agent........................................60

      Section 10.03   Acts of Noteholders.....................................61

      Section 10.04 Notices, etc., to Indenture Trustee, Paying Agent, Issuer, Enhancer, Yield Maintenance Provider and
                      Rating Agencies.........................................62

      Section 10.05   Notices to Noteholders; Waiver..........................63

      Section 10.06   Alternate Payment and Notice Provisions.................63

      Section 10.07   Conflict with Trust Indenture Act.......................64

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      Section 10.08   Effect of Headings......................................64

      Section 10.09   Successors and Assigns..................................64

      Section 10.10   Severability............................................64

      Section 10.11   Benefits of Indenture...................................64

      Section 10.12   Legal Holidays..........................................64

      Section 10.13   GOVERNING LAW...........................................65

      Section 10.14   Counterparts............................................65

      Section 10.15   Recording of Indenture..................................65

      Section 10.16   Issuer Obligation.......................................65

      Section 10.17   No Petition.............................................65

      Section 10.18   Inspection..............................................66

EXHIBITS

      Exhibit A - Form of Notes
      Appendix A - Definitions

      SCHEDULE I
      ANNEX I

                                      -v-

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                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                     ACT OF 1939 AND INDENTURE PROVISIONS*

          Trust Indenture
            Act Section                                  Indenture Section
            -----------                                  -----------------

             310(a)(1)...............................         6.11
                 (a)(2)..............................         6.11
                 (a)(3)..............................         6.10
                 (a)(4)..............................  Not Applicable
                 (a)(5)..............................         6.11
                 (b).................................         6.08, 6.11
                 (c).................................  Not Applicable
             311(a)..................................         6.12
                 (b).................................         6.12
                (c)..................................  Not Applicable
             312(a)..................................         7.01, 7.02(a)
                 (b).................................         7.02(b)
                 (c).................................         7.02(c)
             313(a)..................................         7.04
                 (b).................................         7.04
                 (c).................................         7.03(a)(iii), 7.04
                 (d).................................         7.04
             314(a)..................................         3.10, 7.03(a)
                  (b)................................         3.07
                 (c)(1)..............................         8.05(c), 10.01(a)
                 (c)(2)..............................         8.05(c), 10.01(a)
                (c)(3)...............................  Not Applicable
                 (d)(1)..............................         8.05(c), 10.01(b)
                 (d)(2)..............................         8.05(c), 10.01(b)
                 (d)(3)..............................         8.05(c), 10.01(b)
                 (e).................................        10.01(a)
             315(a)..................................         6.01(b)
                 (b).................................         6.05
                 (c).................................         6.01(a)
                 (d).................................         6.01(c)
                 (d)(1)..............................         6.01(c)
                 (d)(2)..............................         6.01(c)
                 (d)(3)..............................         6.01(c)
                 (e).................................         5.13
             316(a)(1)(A)............................         5.11
             316(a)(1)(B)............................         5.12
             316(a)(2)...............................    Not Applicable
             316(b)..................................         5.07
             317(a)(1)...............................         5.04
             317(a)(2)...............................         5.03(d)
             317(b)..................................         3.03(a)
             318(a)..................................        10.07

--------------
* This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                      -i-
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     This  Indenture,  dated  as of  July  2,  2003,  is  among  WACHOVIA  ASSET
SECURITIZATION, INC. 2003-HE2 TRUST, a Delaware statutory trust, as issuer (the "Issuer"), U.S. BANK NATIONAL ASSOCIATION, as indenture trustee (the "Indenture Trustee"), and WACHOVIA BANK, NATIONAL ASSOCIATION, the paying agent (the "Paying Agent").

                                  WITNESSETH:

     Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2, Class A-I-1, Class A-II-1 and Class A-II-2 (collectively, the "Notes") and the Enhancer.

                                GRANTING CLAUSE:

     The Issuer hereby Grants to the Indenture Trustee, all of the Issuer's right, title and interest in and to all of the following: (a) the Initial Mortgage Loans and any Subsequent Mortgage Loans (together with the Cut-Off Date Principal Balances and any Additional Balances arising thereafter to and including the date immediately preceding the commencement of the Rapid Amortization Period), and all monies due or to become due thereunder; (b) the Note Payment Account, and all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) the Funding Accounts, and all funds on deposit or credited thereto from time to time; (d) the Yield Maintenance Agreements; (e) all hazard insurance policies; (f) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The foregoing Grant shall inure to the benefit of the Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

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     Each of the Mortgage Loan Schedules is hereby incorporated by reference and made a part of this Indenture.

     The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                  Definitions

     Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                    "Commission" means the Securities and Exchange Commission.

                    "indenture securities" means the Notes.

                    "indenture security holder" means a Noteholder.

                    "indenture to be qualified" means this Indenture.

                    "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                    "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.03 Rules of Construction. Unless the context otherwise requires:


          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (c) "or" includes "and/or";

          (d) "including" means "including without limitation";

          (e) words in the singular include the plural and words in the plural include the singular;

          (f) the term "proceeds" has the meaning  ascribed  thereto in the UCC;
and

          (g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

     Section 2.01 Form. The Notes together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

     The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

     Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $1,250,000,000. The Class A-I-1 Notes shall have an initial principal amount of $400,000,000, the Class A-II-1 Notes shall have an initial principal amount of $750,000,000 and the Class A-II-2 Notes shall have an initial principal amount of $100,000,000, respectively.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes. The Class A-I-1 Notes and the Class A-II-1 Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof and the

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Class  A-II-2  Notes shall be issuable in minimum  denominations  of $25,000 and integral multiples of $25,000 in excess thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                   Covenants

     Section 3.01 Collection of Payments with Respect to the Mortgage Loans. The Paying Agent shall establish and maintain with itself the Note Payment Account in which the Paying Agent shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Paying Agent shall distribute all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

     Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the City of Minneapolis, Minnesota, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Paying Agent to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Paying Agent with the address thereof, such surrenders, notices and demands may be made or served at its Corporate Trust Office, and the Issuer hereby appoints the Paying Agent as its agent to receive all such surrenders, notices and demands.

     Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Paying Agent or by the Indenture Trustee or another paying agent appointed by the Indenture Trustee pursuant to Section 6.08 to act as Paying Agent hereunder and under the Servicing Agreement, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Paying Agent to act as initial Paying Agent hereunder and under the Servicing Agreement. The Issuer will cause each Paying Agent other than the initial Paying Agent or the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee or the initial Paying Agent acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

          (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such

Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (b) give the Indenture Trustee and the Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, except in the case where the same party is both the Indenture Trustee and the Paying Agent, in which case no such written request will be needed, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to be the Certificate Paying Agent or to meet the standards required to be met by a paying agent at the time of its appointment;

          (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

          (f) deliver to the Indenture Trustee and the Paying Agent, except in the case where such party is both the Indenture Trustee and the Paying Agent, in which case no such delivery is required, a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or the Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or the Paying Agent before being required to make any such repayment, shall at the expense and written direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee or the Paying Agent may also adopt and employ, at the expense and written direction of the Issuer, any other reasonable means of notification of such repayment

(including, but not limited to, mailing notice of such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or the Paying Agent, at the last address of record for each such Noteholder).

     Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of
Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

     Section 3.05 Priority of Distributions; Defaulted Interest.

          (a) In accordance with Section 3.04(b) of the Servicing Agreement, the priority of distributions on each Payment Date from Principal Collections and Interest Collections with respect to the Mortgage Loans, any optional advance of delinquent principal and/or interest on the Mortgage Loans made by the Servicer in respect of the related Collection Period, any amounts received by the Paying Agent under the Yield Maintenance Agreements with respect to such Payment Date, any Deficiency Amount with respect to Mortgage Loans or the Notes deposited into the Note Payment Account, and any amounts transferred to the Note Payment Account from any Funding Account pursuant to Section 3.19 of the Servicing Agreement, is as follows:

                    (i)  During   each  of  the   Revolving   Periods,   Managed
          Amortization Periods and the Rapid Amortization Period:

                              (1) from available  Interest  Collections from the
                    related Loan Group (exclusive of the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount for the related Loan Group, to the Enhancer, the amount of the pro rata portion of the premium for the Policy attributable to the related Notes and any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement;

                              (2) from any remaining  Interest  Collections from
                    the related Loan Group (exclusive of the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount for the related Loan Group) and any Deficiency Amount described in clause (a) of the definition of Deficiency Amount paid with respect to the related Notes and deposited into the Note Payment Account pursuant to Section 3.28(a)(ii), to the Note Payment Account, for payment by the Paying Agent to the Noteholders, interest for the related Interest Period at the applicable Note Rate on the Note Balance immediately prior to that Payment Date, other than any Interest Shortfalls and excluding any Relief Act Shortfalls allocated thereto pursuant to Section 3.05(e) during the related Collection Period;

                              (3) from any remaining  Interest  Collections from
                    the related Loan Group, to the Distribution Account, for payment by the Paying Agent to pay the holders of the Certificates, the pro rata portion of interest attributable to Additional Balances represented by the Additional Balance Increase Amount for the related Loan Group, as interest on such Additional Balance Increase Amount;

                              (4) in the case of the Class  A-I-1  Notes and the
                    Class A-II-1 Notes, from any payments received under the related Yield Maintenance Agreement, to the Note Payment Account, for payment by the Paying Agent to the Noteholders, Interest Shortfalls, if any, on the related Class of Notes for such Payment Date and any prior Payment Date to the extent not previously paid, together with interest thereon at the related Note Rate on the Note Balance of such Class of Notes immediately prior to such Payment Date;

                              (5) in the case of the Class  A-I-1  Notes and the
                    Class A-II-1 Notes, from any remaining payments received under a Yield Maintenance Agreement, (to the extent not previously paid pursuant to clause (4) above), to the Note Payment Account, for payment by the Paying Agent to the holders of the Notes relating to the other Loan Group, Interest Shortfalls, if any, on the related Class of Notes for such Payment Date, together with interest thereon at the related Note Rate on the Note Balance of such Class of Notes immediately prior to such Payment Date; and

                              (6) from any  remaining  amounts  from the related
                    Loan Group, to reimburse the Enhancer for prior draws made on the Policy in order to make interest payments on the related Class of Notes, with interest thereon, as provided in the Insurance Agreement.

                    (ii) During each Revolving Period, and after the payments described in clause (i) above:

                              (1) from remaining Net Principal  Collections from
                    the related Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

                              (2) any remaining Net Principal Collections from a
                    Loan Group to the related Funding Account as set forth in the Servicing Agreement or, if such Payment Date is the last Payment Date in the applicable Revolving Period, the related Principal Distribution Amount for that Payment Date to the Note Payment Account, for payment by the Paying Agent to the holders of the related Notes, until the Note Balance of such Notes have been reduced to zero;

                              (3) from Group Excess Spread from the related Loan
                    Group and any Deficiency Amount described in clause (b) of the definition of Deficiency Amount paid with respect to the Notes and allocable to the Class A-I-1 Notes or the Class A-II Notes, as the case may be, pursuant to Section
                    3.28(a)(iii) hereof, to the related Funding Account, the aggregate amount of Liquidation Loss

                    Amounts incurred on the Mortgage Loans in that Loan Group in the related Collection Period, until the Overcollateralization Amount for such Loan Group is equal to the related Overcollateralization Target Amount, but only until the Total Overcollateralization Amount equals the Total Overcollateralization Target Amount;

                              (4) from the  Group  Excess  Spread  from one Loan
                    Group to the Funding Account for the other Loan Group, the aggregate amount of Liquidation Loss Amounts incurred on the Mortgage Loans in the other Loan Group in the related Collection Period, to the extent not paid pursuant to clause
                    (ii)(3) above, until the Overcollateralization Amount for that other Loan Group is equal to the related Overcollateralization Target Amount, but only until the Total Overcollateralization Amount equals the Total Overcollateralization Target Amount;

                              (5) from any  remaining  amounts  from the related
                    Loan Group, to the Enhancer, to reimburse it for prior draws made on the Policy with respect to a Loan Group, other than with respect to payments of interest on the related Class of Notes, with interest thereon, as provided in the Insurance Agreement;

                              (6) on and after the Payment Date in January 2004,
                    from remaining Group Excess Spread for each Loan Group, to the related Funding Account, until the Overcollateralization Amount for such Loan Group is equal to the related Overcollateralization Target Amount, but only until the Total Overcollateralization Amount equals the Total Overcollateralization Target Amount;

                              (7) on and after the payment date in January 2004,
                    if the Total Overcollateralization Amount is less than the Total Overcollateralization Target Amount, from the Group Excess Spread from each Loan Group, to the related Funding Account, until the Total Overcollateralization Amount is equal to the Total Overcollateralization Target Amount;

                              (8) from any  remaining  Group Excess  Spread from
                    the related Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

                              (9) from any  remaining  amounts  from the related
                    Loan Group, to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

                              (10) from any remaining  Group Excess  Spread,  to
                    the Note Payment Account, for payment by the Paying Agent to the Noteholders of the related Notes, any Interest
                    Shortfalls, together with interest thereon at the related Note Rate (as adjusted from time to time);

                              (11) from any  remaining  Group Excess Spread from
                    either  Loan  Group,  to  the  Distribution   Account,   for
                    distribution to the holders of the

                    Certificates, an amount equal to the Additional Balance Increase Amount for either Loan Group;

                              (12) from any remaining amounts, (i) to the Indenture Trustee, any amounts owing to the Indenture Trustee or (ii) to the Paying Agent, any amounts owing to the Paying Agent, pursuant to Section 6.07 to the extent remaining unpaid; and

                              (13) any remaining  amounts,  to the  Distribution
                    Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

                    (iii) During each Managed Amortization Period, and after the payments described in clause (i) above:

                              (1)  from  Net  Principal   Collections  from  the
                    related Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

                              (2) from any  remaining  amounts  from the related
                    Loan Group, to the Note Payment Account, the Principal Distribution Amount, including any Liquidation Loss Amounts, and from any Deficiency Amount described in clause (b) of the definition of Deficiency Amount paid with respect to the Notes and allocable to the Class A-I-1 Notes or the Class A-II Notes, as the case may be, pursuant to Section
                    3.28(a)(iii) hereof, and on deposit in the Note Payment Account on such Payment Date, for payment by the Paying Agent to the holders of the related Notes, until the Note Balance of such Notes have been reduced to zero;

                              (3) from any remaining  Group Excess Spread from a
                    Loan Group, to the Note Payment Account for payment to the holders of the Notes related to the other Loan Group, the aggregate amount of Liquidation Loss Amounts included in the Principal Distribution Amount of that other Loan Group that were not paid pursuant to clause (iii)(2) above, until the Note Balance of such Notes has been reduced to zero;

                              (4) if the Note  Balance of all of the  Classes of
                    Notes related to a Loan Group have been reduced to zero, from any remaining amounts related to the Mortgage Loans in that Loan Group, to the Note Payment Account, any remaining Principal Distribution Amount for that Loan Group for payment to the holders of the Notes related to such other Loan Group, until the Note Balance of such Notes has been reduced to zero;

                              (5) from any  remaining  amounts  from the related
                    Loan Group, to the Enhancer, to reimburse it for related prior draws made on the Policy, other than with respect to interest of the related Class of Notes, with interest thereon, as provided in the Insurance Agreement;

                              (6) on and after the payment date in January 2004,
                    from the Group Excess Spread from each Loan Group, to the Note Payment Account, for payment to the holders of the related Notes, until the Overcollateralization Amount for that Loan Group is equal to the related Overcollateralization Target Amount but only until the Total Overcollateralization Amount equals the Total Overcollateralization Target Amount;

                              (7) on and after the payment date in January 2004,
                    if the Total Overcollateralization Amount is less than the Total Overcollateralization Target Amount, from the Group Excess Spread from each Loan Group, to the Note Payment Account, for payment to the holders of the related Notes, until the Total Overcollateralization Amount is equal to the Total Overcollateralization Target Amount;

                              (8) from  remaining  Group Excess  Spread from the
                    related Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

                              (9) from any  remaining  amounts  from the related
                    Loan Group, to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

                              (10) from any  remaining  Group Excess Spread from
                    each Loan Group, to the Note Payment Account, for payment by the Paying Agent to the holders of the related Notes any Interest Shortfalls on the related Notes, together with interest thereon at the applicable Note Rate (as adjusted from time to time);

                              (11) from any  remaining  Group Excess Spread from
                    either Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount for either Loan Group;

                              (12) from any remaining amounts, (i) to the Indenture Trustee, any amounts owing to the Indenture Trustee or (ii) to the Paying Agent, any amounts owing to the Paying Agent, pursuant to Section 6.07 to the extent remaining unpaid; and

                              (13) any remaining  amounts,  to the  Distribution
                    Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

                    (iv) During the Rapid Amortization Period, and after the payments described in clause (i) above:

                              (1) from any  remaining  amounts  from the related
                    Loan Group, to the Note Payment Account, the Principal Distribution Amount, which includes Liquidation Loss Amounts, from any Deficiency Amount described in clause (b) of the definition of Deficiency Amount paid with respect to the Notes and allocable  to the Class  A-I-1  Notes or the Class
                    A-II  Notes,  as  the  case  may  be,  pursuant  to  Section
                    3.28(a)(iii) hereof, and on deposit in the Note Payment Account on such Payment Date, for payment by the Paying Agent to the holders of the related Notes, until the Note Balance of such Notes has been reduced to zero;

                              (2) from any remaining  Group Excess Spread from a
                    Loan Group, to the Note Payment Account for payment to the holders of the Notes related to the other Loan Group, the aggregate amount of Liquidation Loss Amounts included in the Principal Distribution Amount of such other Loan Group that were not paid pursuant to clause (iv)(1) above, until the Note Balance of such Notes has been reduced to zero;

                              (3) if the  Note  Balance  of all the  Classes  of
                    Notes related to a Loan Group have been reduced to zero, from any remaining amounts related to the Mortgage Loans in such Loan Group, to the Note Payment Account, any remaining Principal Distribution Amount for such Loan Group for payment to the holders of the Notes in the other Loan Group, until the Note Balance of such Notes has been reduced to zero;

                              (4) from Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

                              (5) from any  remaining  amounts  from the related
                    Loan Group, to the Enhancer, to reimburse it for related prior draws made on the Policy, other than with respect to interest of the related Class of Notes, with interest thereon, as provided in the Insurance Agreement;

                              (6) on and after the Payment Date in January 2004,
                    from the Group Excess Spread from each Loan Group, to the Note Payment Account, for payment to the holders of the related Notes, until the Overcollateralization Amount for that Loan Group is equal to the related Overcollateralization Target Amount but only until the Total Overcollateralization Amount equals the Total Overcollateralization Target Amount;

                              (7) on and after the Payment Date in January 2004,
                    if the Total Overcollateralization Amount is less than the Total Overcollateralization Target Amount, from the Group Excess Spread from each Loan Group, to the Note Payment Account, for payment to the holders of the related Notes, until the Total Overcollateralization Amount is equal to the Total Overcollateralization Target Amount;

                              (8) from  remaining  Group Excess  Spread from the
                    related Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

                              (9) from any  remaining  amounts  from the related
                    Loan Group, to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

                              (10) from any  remaining  Group Excess Spread from
                    each Loan Group, to the Note Payment Account, for payment by the Paying Agent to the holders of the related Notes any Interest Shortfalls, together with interest thereon at the applicable Note Rate (as adjusted from time to time);

                              (11) from any  remaining  Group Excess Spread from
                    either Loan Group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount for either Loan Group;

                              (12) from any remaining amounts, (i) to the Indenture Trustee, any amounts owing to the Indenture Trustee or (ii) to the Paying Agent, any amounts owing to the Paying Agent, pursuant to Section 6.07 to the extent remaining unpaid; and

                              (13) any remaining  amounts,  to the  Distribution
                    Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement.

     For purposes of the foregoing, the Note Balance on each Payment Date during the Amortization Periods will be reduced (any such reduction, an "Unpaid Principal Amount") by the Liquidation Loss Amounts (other than amounts allocated in respect of the Excluded Amount) for such Payment Date, but only to the extent that such Liquidation Loss Amounts are not otherwise covered by payments made pursuant to clauses (iii)(2), (iii)(3), (iii)(6) or (iii)(7) during each Managed Amortization Period, and (iv)(1), (iv)(2), (iv)(6) or (iv)(7) during the Rapid Amortization Period, or by a draw on the Policy, and the Total Overcollateralization Amount for that Payment Date is zero. All reductions on the Class A-II-1 Notes and the Class A-II-2 Notes will be made on a pro rata basis.

          (b) On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, and in accordance with the Servicing Certificate, the amounts set forth above in the order of priority set forth in
Section 3.05(a). The Indenture Trustee and the Paying Agent shall be entitled to rely conclusively on the accuracy and completeness of each Servicing Certificate delivered to it by the Servicer and neither the Indenture Trustee nor the Paying Agent shall be obligated, absent manifest error, to verify, recalculate, reconcile or recomputed any amount contained in such Servicing Certificate.

          (c) Amounts paid to Noteholders shall be paid in respect of the Notes in accordance with the applicable percentage as set forth in paragraph (d) below. Interest on the Notes will be computed on the basis of the actual number of days in each Interest Period and a 360-day year. Interest will be paid to the Class A-II-1 Notes and Class A-II-2 Notes on a pari passu basis. Interest will accrue on the related Additional Balance Increase Amount at the Net Loan Rate. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Paying Agent, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, in the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Paying Agent shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

          (d) Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibit A. All payments on the Notes shall be made in accordance with the priorities set forth in paragraphs (a) and (b) above to the Noteholders entitled thereto. All principal payments on the Class A-II Notes will be allocated to the Class A-II-1 Notes and the Class A-II-2 Notes on a pro rata basis. Principal on the Notes of any Class will be paid in accordance with the related Percentage Interests represented thereby. Upon written notice to the Paying Agent by the Issuer, the Paying Agent shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

     On each Payment Date, the Overcollateralization Amount available to cover any Liquidation Loss Amounts (other than amounts allocated in respect of the Excluded Amount) on such Payment Date shall be deemed to be reduced by an amount equal to such Liquidation Loss Amounts (except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by a payment in respect of Liquidation Loss Amounts).

          (e) With respect to any Payment Date, interest payments on the Notes will be reduced by any Relief Act Shortfalls for the related Collection Period on a pro rata basis in accordance with the amount of interest payable on the Notes on such Payment Date, absent such reduction.

     Section 3.06 Protection of Trust Estate.

          (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                    (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                    (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                    (iii) cause the Trust to enforce any of the Mortgage  Loans;
          or

                    (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

          (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07, if no Opinion of Counsel has yet been delivered pursuant to Section 3.07) unless the Indenture Trustee and the Enhancer shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     Section 3.07 Opinions as to Trust Estate.

     On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Paying Agent, the Enhancer and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Loan Agreements relating to the Initial Mortgage Loans to the Indenture Trustee or the Servicer, in the State of North Carolina, the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

     On or before December 31st in each calendar year, beginning in 2004, the Issuer shall furnish to the Indenture Trustee, the Paying Agent and the Enhancer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Mortgage Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Mortgage Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

     Section 3.08 Performance of Obligations; Servicing Agreement.

          (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

          (c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

          (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

          (a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

          (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

          (d) impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders and the Enhancer.

     Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, the Paying Agent and the Enhancer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation, if any, of the Seller under the Purchase Agreement to execute any Assignments of Mortgage and of the Servicer to submit or cause to be submitted for recordation all Assignments of Mortgages in accordance with Section 3.17 of the Servicing Agreement.

     Section 3.12 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties made by the Seller in Sections 3.1 of the Purchase Agreement, concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Section 3.1, as applicable, to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

     Section 3.13 Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold title to the Mortgage Loans by being named as payee in the endorsements or assignments of the Loan Agreements and assignee in the Assignments of Mortgage to be delivered under Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

     Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-313 or 9-314 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.03 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.07(b) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.03 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

     Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3.16 Issuer May Consolidate, etc.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                    (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                    (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                    (iii) the Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

                    (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee, the Paying Agent and the Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                    (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                    (vi) the Issuer shall have delivered to the Indenture Trustee, the Paying Agent and the Enhancer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

          (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                    (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Paying Agent, in a form satisfactory to the Indenture Trustee and the Paying Agent, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                    (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                    (iii) the Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

                    (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Paying Agent) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                    (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                    (vi) the Issuer shall have delivered to the Indenture Trustee and the Paying Agent an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
          Act).

     Section 3.17 Successor or Transferee.

          (a) Upon any  consolidation or merger of the Issuer in accordance with
Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

     Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section  3.19 No  Borrowing.  The Issuer  shall not issue,  incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness except for the Notes.

     Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section  3.21  Capital   Expenditures.   The  Issuer  shall  not  make  any
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee, the Paying Agent and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee, the Paying Agent and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner
Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee, the Paying Agent and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee, the Paying Agent or the Indenture Trustee.

     Section 3.23 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

     Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Paying Agent, the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

     Section 3.25 Further Instruments and Acts. Upon request of the Paying Agent or the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     Section 3.26 Statements to Noteholders. On each Payment Date, each of the Paying Agent and the Certificate Registrar shall make available to the Depositor, the Owner Trustee, each Rating Agency, each Noteholder, each Certificateholder and the Enhancer, the Servicing Certificate provided to the Paying Agent by the Servicer relating to such Payment Date and delivered pursuant to Section 4.01 of the Servicing Agreement.

     The Paying Agent will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the Enhancer, and other parties to this Indenture via the Paying Agent's internet website. The Paying Agent's internet website shall initially be located at "www.firstlinkabs.com". Assistance in using the website can be obtained by calling the Paying Agent's customer service desk at 800-665-9359. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Paying Agent shall have the right to change the way monthly statements to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Paying Agent shall provide timely and adequate notification to all above parties regarding any such changes. The Paying Agent may require registration and acceptance of a disclaimer in connection with providing access to its website.

     Section 3.27 Determination of Note Rate. On the second LIBOR Business Day, in the case of the Class A-I-1 Notes and Class A-II-1 Notes, and the first LIBOR Business Day, in the case of the Class A-II-2 Notes, immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Servicer shall determine LIBOR and the Note Rate (unless the Note Rate on the Class A-II-2 Notes is determined in accordance with the Auction Procedures) for such Interest Period and shall inform the Issuer, the Auction Agent, the Paying Agent and the Depositor by means of facsimile transmission, in writing or other electronic means.

     Section 3.28 Payments under the Policy.

          (a) (i) If the Servicing Certificate specifies a Deficiency Amount for any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount specified in the Servicing Certificate for such Payment Date or, if no amount is specified, the Indenture Trustee shall act in accordance with Section 3.28(b)(ii).

          (ii) The Indenture Trustee shall deposit or cause to be deposited such draw on the Policy into the Note Payment Account on such Payment Date to the extent such amount relates to clause (a) of the definition of "Deficiency Amount" for payment to Holders (as defined in the Policy) on the related Payment Date. Any Payment made by the Enhancer under the Policy will be applied solely to the payment of the related Notes or, in the case of money deposited into the applicable Funding Account, to the purchase of Additional Balances for the related Loan Group, and for no other purpose. The Enhancer's payment obligations under the Policy with respect to particular Deficiency Amounts and Preference Amounts will be discharged to the extent funds equal to the applicable Deficiency Amounts and Preference Amounts are paid by the Enhancer to, or at the direction of, the Indenture Trustee in accordance with the Indenture Trustee's request, whether or not such funds are properly applied by the Indenture Trustee. Payment of Deficiency Amounts and Preference Amounts will be made only at the time set forth in the Policy, and no accelerated Insured Payments (as defined in the Policy) will be made except to the extent that the Enhancer has specified an earlier date for payment at its sole option.

          (iii) To the extent such amount relates to clause (b) of the definition of "Deficiency Amount," the Indenture Trustee shall (i) during each Revolving Period, deposit such amount into the related Funding Account as Principal Collections and (ii) during the Amortization Periods, deposit such amount into the Note Payment Account. Any amounts relating to clause (b)(1) of the definition of Deficiency Amount shall be allocated between the Class A-I-1 Notes and the Class A-II Notes on a pro rata basis in accordance with the respective amounts by which the related Note Balance of the Notes would exceed the sum of the aggregate Pool Balance of Loan Group I or Loan Group II, as applicable, in each case as of the close of business on the last day of the related Collection Period.

          (b) (i) The Indenture Trustee shall submit, if a Deficiency Amount is specified in any statement to Securityholders prepared pursuant to Section 4.01 of the Servicing Agreement and furnished to the Indenture Trustee, the Notice of Nonpayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Policy) to the Enhancer no later than 12:00 noon, New York City time, on the second (2nd) Business Day prior to the applicable Payment Date; provided, that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received before 12:00 noon, New York City time, on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it will be deemed not to have been received for purposes of making such claim, and the Enhancer will promptly so advise the Indenture Trustee in writing and the Indenture Trustee may submit an amended or corrected Notice. If such an amended or corrected Notice is in proper form and is otherwise sufficient for the purpose of making a claim under the Policy, it will be deemed to have been timely received on the Business Day of such resubmission; provided, that if such notice is received after 12:00 noon, New York City time, it shall be deemed to be received before 12:00 noon, New York City time, on the following Business Day.

     (ii) If no Deficiency Amount is specified in the Servicing Certificate, then on the Business Day preceding the Payment Date, the Paying Agent shall check the amount on deposit in the Note Payment Account after remittance by the Servicer, and shall determine whether the amounts on deposit therein, plus amounts stated in the Servicing Certificate to be payable under the related Yield Maintenance Agreement, are sufficient to make all payments required pursuant to the Servicing Certificate. If the Paying Agent determines that such amounts are not sufficient to make all such payments, the Paying Agent shall immediately notify the Servicer and the Servicer shall recalculate the amounts indicated on the Servicing Certificate and determine whether there is in fact a Deficiency Amount for such Payment Date. The Servicer shall notify the Paying Agent in writing of such recalculated amount, even if such amount is zero, and if a Deficiency Amount exists, the Paying Agent will instruct the Indenture Trustee to make a draw on the Policy for the amount of such Deficiency Amount and shall remit such amounts to the holders of the related Notes upon receipt thereof from the Enhancer.

          (c) The Enhancer will have the right to inspect account statements for the Note Payment Account and the Funding Accounts at reasonable times upon reasonable written notice to the Paying Agent.

          (d) Only the Indenture Trustee on behalf of the Holders pursuant to the Servicing Certificate or a written servicer order will be entitled to make a claim for an Insured Amount under the Policy.

          (e) The Indenture Trustee will surrender the Policy to the Enhancer for cancellation upon the expiration of such Policy in accordance with the terms thereof.

     Section 3.29 Replacement Enhancement. The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, arrange for any form of additional credit enhancement; provided, however, that no such additional credit enhancement shall be obtained if, as a result thereof, a Rating Agency would inform the Issuer that a Rating Event would occur (without taking the Policy into account); provided, further, that the issuer of any such additional credit enhancement and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee, the Paying Agent and the Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee, the Paying Agent and the Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee, the Paying Agent or the Enhancer may require and (b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

     Section 3.30 Additional Representations of Issuer.

     The Issuer hereby represents and warrants to the Indenture Trustee and the Paying Agent that as of the Closing Date:

          (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

          (b) The Loan Agreements constitute "instruments" within the meaning of the applicable UCC.

          (c) The Issuer owns and has good and marketable title to the Mortgage Notes free and clear of any Lien of any Person.

          (d) The original executed copy of each Loan Agreement (except for any Loan Agreement with respect to which a Lost Note Affidavit has been delivered to the Servicer) has been delivered to the Servicer.

          (e) The Issuer has received a written acknowledgment from the Servicer that the Servicer (in the capacity described in Section 3.14 hereof) is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

          (f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Mortgage Notes other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

          (g) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Note to the Indenture Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

          (h) None of the provisions of this Section 3.30 shall be waived without the prior written confirmation from Standard & Poor's that such waiver shall not result in a reduction or withdrawal of the then-current rating of the Notes.

     Section 3.31 Yield Maintenance Agreements.

          (a) In the event that the Indenture Trustee or the Paying Agent does not receive any required payment from the Yield Maintenance Provider under either the Group I Yield Maintenance Agreement or the Group II Yield Maintenance Agreement, as applicable, the Indenture Trustee, upon the written direction of any of the Enhancer, a majority of the Noteholders or the Servicer shall enforce the obligation of the Yield Maintenance Provider thereunder. The parties hereto acknowledge that the Yield Maintenance Provider shall make all calculations, and determine the amounts to be paid, under the Yield Maintenance Agreements. Absent manifest error, the Indenture Trustee and the Paying Agent, as applicable, may conclusively rely on such calculations and determinations.

          (b) The Indenture Trustee or the Paying Agent, as applicable, shall deposit or cause to be deposited any amount received under either Yield Maintenance Agreement into the Note Payment Account on the Payment Date for which such amount is received from the Yield Maintenance Provider under such Yield Maintenance Agreement.

     Section 3.32 Preference Claims under Policy.

          (a) In the event that the Indenture Trustee has received a certified copy of a final, nonappealable order of an appropriate court or other body exercising jurisdiction that any interest on or principal of the Notes which has become due for payment under the Indenture, the nonpayment of which would have been covered by the Policy, and which was made to a Holder by or on behalf of the Issuer has been deemed a preferential transfer and recoverable, or theretofore recovered, from such Holder pursuant to Title 11 of the United States Code in accordance with an Order (as defined below) (such amount, a "Preference Amount"), the Indenture Trustee will so notify the Enhancer, will comply with the provisions of the Policy to obtain payment by the Enhancer of such avoided payment, and will, at the time it provides notice to the Enhancer, notify the Paying Agent and the Holders by mail that, in the event that any Holder's payment is so recoverable, such Holder will be entitled to payment pursuant to the terms of the Policy. The Enhancer will pay any Preference Amount when due to be paid pursuant to an Order (as defined below), but in any event no earlier than the fifth Business Day following actual receipt by the Enhancer of
(i) a certified copy of a final, nonappealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Indenture Trustee, or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or Holder (the "Order"), (ii) a certificate by or on behalf of the Indenture Trustee or Holder, as applicable, that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Enhancer, duly executed and delivered by the Indenture Trustee or Holder, irrevocably assigning to the Enhancer all rights and claims of the Indenture Trustee or Holder relating to or arising under the Indenture against the estate of the Indenture Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (in the form attached to the Policy as Exhibit A) appropriately completed and executed by the Indenture Trustee; provided, that (I) if such documents are received by the Enhancer after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received before 12:00 noon, New York City time, on the following Business Day and (II) the Enhancer will not be obligated to pay any Preference Amount in respect of principal (other than Deficiency Amounts relating to principal) prior to the Final Scheduled Payment Date for the relevant class of Notes. Such payment will be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Indenture Trustee or the Holder directly, unless the Indenture Trustee or the relevant Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Enhancer will pay the Indenture Trustee, or as directed by the Indenture Trustee, to the extent of the payment of the Preference Amount, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Enhancer and (b) evidence satisfactory to the Enhancer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order; provided, further, that in no event will the Enhancer be obligated to make any payment prior to the time the

Enhancer would have been required to make an Insured Payment pursuant to Section 3 of the Policy.

          (b) The Indenture Trustee will promptly notify the Enhancer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Note Preference Claim") of any payment made to a Holder that has been deemed a preferential transfer and recoverable, or theretofore recovered, from such Holder pursuant to Title 11 of United States Code in accordance with an Order. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as no Enhancer Default has occurred and is continuing, the Enhancer may at any time during the continuation of any proceeding relating to a Note Preference Claim direct all matters relating to such Note Preference Claim, including (i) the direction of any appeal of any order relating to any Note Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Enhancer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 4.12, the Enhancer will be subrogated to, and each Holder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the trustee and each Holder in the conduct of any proceeding with respect to a Note Preference Claim, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Note Preference Claim.

                                   ARTICLE IV

               The Notes; Satisfaction And Discharge Of Indenture

     Section 4.01 The Notes.

     The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in the minimum initial Note Balance of $25,000 and integral multiples of $1,000 in excess thereof, with respect to the Class A-I-1 Notes and Class A-II-1 Notes, and in the minimum initial Note Balance of $25,000 and integral multiples of $25,000 in excess thereof, with respect to the Class A-II-2 Notes.

     The Indenture Trustee, Paying Agent and Note Registrar may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date.

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

Without the consent of the Issuer, Indenture Trustee, Note Registrar and Paying Agent, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

     In the  event  the  Depository  Trust  Company  resigns  or is  removed  as
Depository, the Indenture Trustee, at the request of the Servicer and with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

     The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee and upon Issuer Order, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

     Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Note Registrar's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints Wachovia Bank, National Association as the initial Note Registrar. Wachovia Bank, National Association hereby accepts such appointment.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Note Registrar's Corporate Trust Office, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in the authorized initial Note Balance evidencing the same aggregate Percentage Interests.

     Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in the authorized initial Note Balance evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

     No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

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

     All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

     The Issuer hereby appoints Wachovia Bank, National Association as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.13 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.09 of the Trust Agreement. Wachovia Bank, National Association hereby accepts such appointment.

     Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar such security or indemnity as may be required by it to hold the Issuer and the Note Registrar harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon receipt of an Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Note Registrar shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Note Registrar in connection therewith.

     Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Note Registrar) connected therewith.

     Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Paying Agent, the Note Registrar, the Indenture Trustee and any agent of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Paying Agent, the Note Registrar, the Indenture Trustee or any agent of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee shall be affected by notice to the contrary.

     Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly cancelled by the Note Registrar. The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Note Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Note Registrar.

     Section 4.06 Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

          (a) the provisions of this Section 4.06 shall be in full force and effect;

          (b) the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

          (c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

          (d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balance of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     Section 4.07 Notices to Depository. Whenever a notice or other communication to the Noteholders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee or the Paying Agent, as applicable, shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

     Section 4.08 Definitive Notes. If (i) in the actual knowledge of Responsible Officers of the Indenture Trustee or the Paying Agent the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee, the Paying Agent or Depositor is unable to locate a qualified successor, (ii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners, the Paying Agent and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Note Registrar of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee, the Note Registrar and the Paying Agent shall recognize the Noteholders of the Definitive Notes as Noteholders.

     Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will be treated as indebtedness for purposes of such taxes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness for purposes of such taxes.

     Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes, and shall be discharged and satisfied, except as to (i) rights of registration of transfer and exchange,
(ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee, Note Registrar and Paying Agent hereunder (including the rights of the Indenture Trustee, Note Registrar and Paying Agent under Section 6.07 and the obligations of the Indenture Trustee, Note Registrar and Paying Agent under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee or the Paying Agent payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

          (a) either:

          (i) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

          (ii) all Notes not theretofore delivered to the Note Registrar for cancellation:

                    (A)   have become due and payable;

                    (B) will become due and payable at the Final Payment Date within one year; or

                    (C) have been declared immediately due and payable pursuant to Section 5.02;

          and the Issuer, in the case of Section 4.10(a)(ii)(A) or (B) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee or the Paying Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Note Registrar for cancellation when due on the Final Payment Date, as evidenced to the Note Registrar by an accountant's letter or an Officer's Certificate of the Issuer;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

          (c) the Issuer has delivered to the Indenture Trustee, the Paying Agent and the Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(a)(ii)(B) above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

     Section 4.11 Application of Trust Money. All monies deposited with the Paying Agent pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Paying Agent may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.12 Subrogation and Cooperation.

          (a) Any and all Deficiency Amounts and Preference Amounts disbursed by the Indenture Trustee from claims made under the Policy will not be considered payment by the Trust with respect to the Notes, and will not discharge the obligations of the Trust with respect thereto. The Enhancer will, upon any payment pursuant to the Policy, in furtherance and not in limitation of its equitable right of subrogation and its rights under the Insurance Agreement, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of any Holders to receive any and all amounts due in respect of the Notes as to which such payment was made. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Enhancer, the Paying Agent will assign to the Enhancer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Enhancer, and the Enhancer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Note Registrar will note the Enhancer's rights as subrogee upon the register of Holders. The foregoing subrogation will in all cases be subject to the rights of the Holders to receive all Deficiency Amounts in respect of the Notes. Notwithstanding anything herein to the contrary, the Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

     The Indenture Trustee and the Paying Agent shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of a default under the Insurance Agreement, a request (which request shall be in writing) to take any one or more of the following actions:

                    (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable

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

          under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                    (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

                    (iii) file or record all Assignments of Mortgage that have not previously been recorded, if filing is required in accordance with the Servicing Agreement;

                    (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                    (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

     Following the payment in full of the Notes, the Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Enhancer have been paid in full.

     Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee, to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

     Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Note Registrar, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

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

                                   ARTICLE V

                              Default And Remedies

     Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee, the Paying Agent and the Enhancer, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (b) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the written direction of the Enhancer (so long as no Enhancer Default exists) or the Noteholders of Notes representing not less than a majority of the Note Balance of the Notes (if an Enhancer Default exists), may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Enhancer (so long as no Enhancer Default exists) or the Noteholders of Notes representing a majority of the Note Balance of the Notes (if an Enhancer Default exists), by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (a) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

          (b) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, advances and indemnification of the Indenture Trustee, Paying Agent, Note Registrar and their respective agents and counsel; and

          (c) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

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

     Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

          (a) The Issuer  covenants that if there is a default in the payment of
(i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee pay to it or the Paying Agent, for the benefit of the Noteholders and the Enhancer, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, advances and indemnification owed to the Indenture Trustee and its agents (including, without limitation, the Paying Agent) and counsel.

          (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

          (c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders and the Enhancer by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                    (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the

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

          Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders and the Enhancer allowed in such Proceedings;

                    (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Enhancer in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                    (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                    (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders and the Enhancer to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders and the Enhancer, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder and the Enhancer any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder and the Enhancer in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements, indemnification and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders and the Enhancer.

          (g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the

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

Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.04 Remedies; Priorities.

          (a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof, with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to
Section 5.05:

                    (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                    (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                    (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                    (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the written consent of the Enhancer, so long as no Enhancer Default exists, or, if an Enhancer Default exists, the Noteholders of 100% of the Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Enhancer for any amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement or (C) the Indenture
Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the written consent of the Enhancer and the Noteholders of 66 2/3% of the Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement. Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it, or the Paying Agent on its behalf, shall pay out such money or property in the following order:

          FIRST: to the Indenture Trustee, the Paying Agent and the Note Registrar for amounts due under Section 6.07;

          SECOND: to the Noteholders for amounts due and unpaid on the related Notes for interest, including accrued and unpaid interest on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders, but excluding any Interest Shortfalls;

          THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, first, from the related Loan Group and then from the other Loan Group with all payments made on the Class A-II-1 Notes and the Class A-II-2 Notes made on a pro rata basis, until the Note Balance of such Notes have been reduced to zero;

          FOURTH: to the payment of all amounts due and owing the Enhancer under the Insurance Agreement; FIFTH: to the Noteholders for amounts due and unpaid on the related Notes for Interest Shortfalls, if any, including any unpaid Interest Shortfalls on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to such amounts due and payable from amounts available in the Trust Estate for such Noteholders;

          SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

          SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

     The Indenture Trustee, or the Paying Agent on behalf of the Indenture Trustee, may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

     Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may (with the prior written consent of the Enhancer so long as no Enhancer Default exists), but need not (but

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

shall at the written direction of the Enhancer so long as no Enhancer Default exists), elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer hereunder including payment to the Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, including with respect to the Policy, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

          (a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (b) the Noteholders of not less than 25% of the Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

          (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings;

          (e) unless an Enhancer Default has occurred, the Enhancer has given its written consent to the proposed proceedings; and

          (f) no written direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the Note Balance of the Notes or by the Enhancer.

     It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balance of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders with the greater Note Balance. In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing the same Note Balance, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions of this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

     Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11 Control by Enhancer or Noteholders. The Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of a majority of the Note Balance of Notes, shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer

Default exists) or if an Enhancer Default exists, by the Noteholders of Notes representing not less than 100% of the Note Balance of the Notes;

          (c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

     Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of not less than a majority of the Note Balance of the Notes, may waive in writing any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Enhancer and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to
(a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

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

     Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15 Sale of Trust Estate.

          (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale (which, for the avoidance of doubt, does not include any fees or other expenses payable to the Indenture Trustee pursuant to this Indenture).

          (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                    (i) the Enhancer, if no Enhancer Default exists, or, if an Enhancer Default exists, the Noteholders of 100% of the Note Balance of the Notes, direct the Indenture Trustee in writing to make such Sale,

                    (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement (as certified by the Enhancer in writing to the Indenture Trustee), in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

                    (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Enhancer, so long as no Enhancer Default exists, consents in writing to such Sale, and, if an Enhancer Default exists, the Noteholders of Notes representing at least 66 2/3% of the Note Balance of the Notes consent in writing to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

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

          (c) Unless the Enhancer, so long as no Enhancer Default exists, or, if an Enhancer Default exists, the Noteholders of 100% of the Note Balance of the Notes, shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection
(b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

          (d) In  connection  with a Sale  of all or any  portion  of the  Trust
Estate:

                    (i) any Noteholder may bid for and, with the consent of the Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

                    (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale;

                    (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                    (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                    (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

     Section 5.17 Performance and Enforcement of Certain Obligations.

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

          (a) Promptly following a written request from the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), the Issuer, in its capacity as owner of the Mortgage Loans, shall, with the written consent of the Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase
Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

          (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Enhancer hereunder and under the Servicing Agreement, may, and at the direction (which direction shall be in writing) of the Enhancer or, if an Enhancer Default exists, the Noteholders of 66 2/3% of the Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                   The Indenture Trustee and the Paying Agent

     Section 6.01 Duties of Indenture Trustee and the Paying Agent.

          (a) (i) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                    (ii) Except during the continuance of an Event of Default:

                              (1) the  Indenture  Trustee  undertakes to perform
                    such duties and only such duties as are specifically set forth in this Indenture and any other Basic Document to which it is a party and no implied covenants or obligations shall be read into this Indenture or any such other Basic Document against the Indenture Trustee; and

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

                              (2) in the  absence of bad faith on its part,  the
                    Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and any other Basic Document to which it is a party; provided, -------- however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture and any other Basic Document to which it is a party.

                    (iii) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                              (1) this  paragraph  does not limit the  effect of
                    paragraph (a)(i) of this Section 6.01;

                              (2) the Indenture  Trustee shall not be liable for
                    any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                              (3) the Indenture Trustee shall not be liable with
                    respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Enhancer or the Noteholders that the Enhancer or the Noteholders are is entitled to give under any of the Basic Documents.

                    (iv) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                    (v) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                    (vi) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (vii) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

                    (viii) [reserved].

                    (ix) [reserved]

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

                    (x) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

                    (xi) The Indenture Trustee shall have no duty to see to any recording or filing of any Assignment of Mortgage (except as provided in Section 4.12) or any financing statement or continuation statement evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

          (b) (i) the Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any other Basic Document to which it is a party and no implied covenants or obligations shall be read into this Indenture or any such other Basic Document against the Paying Agent; and

                    (ii) in the absence of bad faith on its part, the Paying Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Paying Agent and conforming to the requirements of this Indenture and any other Basic Document to which it is a party; provided, however, that the Paying Agent shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture and any other Basic Document to which it is a party.

                    (i) The Paying Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that the Paying Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Paying Agent was negligent in ascertaining the pertinent facts.

                    (ii) The Paying Agent shall not be liable for interest on any money received by it except as the Paying Agent may agree in writing with the Issuer.

                    (iii) Money held in trust by the Paying Agent need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                    (iv) No provision of this Indenture shall require the Paying Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (v) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Section 6.01 and to the provisions of TIA.

                    (vi) The Paying Agent shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Paying Agent shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Paying Agent may conclusively assume that there is no default or Event of Default.

                    (vii) The Paying Agent hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent. The Paying Agent hereby agrees to be bound by the provisions of the Trust Agreement.

     Section 6.02 Rights of Indenture Trustee and Paying Agent.

          (a) (i) The Indenture Trustee and the Paying Agent may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors, or any other certificate, statement, instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper person. Neither the Indenture Trustee nor the Paying Agent need investigate any fact or matter stated in any such document.

                    (i) Before the Indenture Trustee or the Paying Agent, as applicable, acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Paying Agent, as applicable, shall be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                    (ii) The Indenture Trustee or the Paying Agent, as applicable, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and neither the Indenture Trustee nor the Paying Agent, as applicable, shall be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                    (iii) Neither the Indenture Trustee nor the Paying Agent shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's or the Paying Agent's conduct, as applicable, does not constitute willful misconduct, negligence or bad faith.

                    (iv) The Indenture Trustee and the Paying Agent may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                    (v) Neither the Indenture Trustee nor the Paying Agent, as applicable, shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless it shall be proved that the Indenture Trustee or the Paying Agent, as applicable, was negligent in ascertaining the pertinent facts.

                    (vi)  Prior  to  the  occurrence  of  an  Event  of  Default hereunder, and after the curing or waiver of all Events of Default that may have occurred, neither the Indenture Trustee, nor the Paying Agent, as applicable, shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Enhancer or the Noteholders representing a majority of the Note Balance; provided, -------- however, that if the payment within a reasonable time to the Indenture Trustee or the Paying Agent, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee or the Paying Agent, as applicable, not assured to the Indenture Trustee or the Paying Agent, as applicable, by the security afforded to it by the terms of this Indenture, the Indenture Trustee or the Paying Agent, as applicable, may require indemnity satisfactory to such party against such cost, expense or liability as a condition to taking any such action.

                    (vii) Neither the Indenture Trustee nor the Paying Agent shall be under any obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Enhancer or the Noteholders, pursuant to the provisions of this Indenture, unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee or the Paying Agent, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee or the Paying Agent, as applicable, of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

                    (viii) Anything in this Indenture to the contrary notwithstanding, in no event shall either the Indenture Trustee or the Paying Agent, as applicable, be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee or the Paying Agent, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action, so long as the action taken by the such party was in accordance with this Indenture and the Insurance Agreement.

          (b) The Paying Agent undertakes only to perform such duties as are specifically set forth in the Basic Documents and no implied covenants or obligations shall be read into the Basic Documents against the Paying Agent.

     Section 6.03 Individual Rights of Indenture Trustee and the Paying Agent. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of

Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. The Paying Agent, Note Registrar, any other paying agent, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee and the Paying Agent must comply with Sections 6.11 and 6.12.

Section 6.04 Disclaimer of the Indenture Trustee and Paying Agent. Neither the Indenture Trustee nor the Paying Agent shall be (i) responsible for and makes any representation as to the validity, sufficiency or adequacy of this Indenture or the Notes or any other Basic Document to which it is a party or the Auction Agent Agreement, (ii) accountable for the Issuer's use of the proceeds from the Notes, (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon or (iv) responsible or liable for any acts or omissions of any of the Servicer, the Depositor, the Owner Trustee, any Yield Maintenance Provider, the Auction Agent, the Broker-Dealer, the Depository or any Depository Participant.

     Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee or the Paying Agent, then the Indenture Trustee or the Paying Agent, as applicable, shall give notice thereof to the Enhancer. The Indenture Trustee or the Paying Agent, as applicable, shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee or the Paying Agent, as applicable, may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

     Section 6.06 Reports by Paying Agent to Noteholders. The Paying Agent shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Paying Agent shall promptly furnish such information reasonably in writing requested by the Issuer that is reasonably available to the Paying Agent to enable the Issuer to perform its federal and state income tax reporting obligations.

     Section 6.07 Compensation and Indemnity.

          (a) The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including
attorneys'   fees  and  expenses)   incurred  by

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it in connection  with the  administration  of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment  obligations to the Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          (b) The Paying Agent shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Paying Agent hereunder in excess of such amount, as well as any amount owed to the Paying Agent in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Issuer shall reimburse the Paying Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Paying Agent's agents, counsel, accountants and experts. The Issuer shall indemnify the Paying Agent against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Paying Agent shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Paying Agent to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Paying Agent may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Paying Agent through the Paying Agent's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations and indemnities to the Paying Agent pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Paying Agent. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause
(c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08 Replacement of Indenture Trustee or Paying Agent.

          (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.08. The Indenture Trustee may resign at

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any time by so notifying the Issuer and the  Enhancer.  The Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of a majority of the Note Balance of the Notes, may remove the Indenture Trustee by so notifying the Indenture Trustee and the Enhancer in writing (if given by such Noteholders) and may appoint a successor Indenture Trustee. Unless a Servicer Default has occurred and is continuing, the appointment of any successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer shall remove the Indenture Trustee if:

                    (i) the Indenture Trustee fails to comply with Section 6.11;

                    (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                    (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                    (iv) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

          (b) No resignation or removal of the Paying Agent and no appointment of a successor paying agent shall become effective until the acceptance of appointment by the successor paying agent pursuant to this Section 6.08. The Paying Agent may resign at any time

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

by so notifying the Issuer, the Indenture Trustee and the Enhancer. The Enhancer (so long as no Enhancer Default exists) or if an Enhancer Default exists, the Noteholders of a majority of the Note Balance of the Notes, may remove the Paying Agent by so notifying the Paying Agent and the Enhancer (if given by such Noteholders) in writing and may appoint a successor paying agent. The Indenture Trustee shall remove the Paying Agent if:

                    (i) the Paying Agent is adjudged a bankrupt or insolvent;

                    (ii) a receiver or other public officer takes charge of the Paying Agent or its property;

                    (iii) the Paying Agent otherwise becomes incapable of acting; or

                    (iv) the Paying Agent breaches any representation, warranty or covenant made by it under any Basic Document.

     If the Paying Agent resigns or is removed or if a vacancy exists in the office of Paying Agent for any reason (the Paying Agent in such event being referred to herein as the retiring Paying Agent), the Indenture Trustee shall promptly appoint a successor Paying Agent with the consent of the Enhancer, which consent shall not be unreasonably withheld. Any Paying Agent appointed hereunder shall also be the Certificate Paying Agent.

     A successor Paying Agent shall deliver a written acceptance of its appointment to the retiring Paying Agent, the Indenture Trustee, the Enhancer and the Issuer. Thereupon the resignation or removal of the retiring Paying Agent shall become effective, and the successor paying agent shall have all the rights, powers and duties of the Paying Agent under this Indenture. The retiring Paying Agent shall be paid all amounts owed to it upon its resignation or removal. The retiring Paying Agent shall promptly transfer all property held by it as Paying Agent to the successor paying agent. The retiring Paying Agent shall not be liable for the acts or omissions of any successor paying agent.

     If a successor paying agent does not take office concurrently with the effective resignation or removal of the Paying Agent, the Indenture Trustee will perform the duties of the Paying Agent until a successor paying agent takes office.

     Notwithstanding the replacement of the Paying Agent pursuant to this Section, the Issuer's and the Trust Administrator's obligations under Section
6.07 shall continue for the benefit of the retiring Paying Agent.

     Section 6.09 Successor Indenture Trustee or Paying Agent by Merger.

          (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee, provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

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

          If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          (b) If the Paying Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation or banking association without any further act shall be the successor paying agent; provided that such corporation or banking association shall be an Eligible Institution.

     Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                    (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

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

                    (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11 Eligibility; Disqualification. The Indenture Trustee and the Paying Agent shall at all times satisfy the requirements of TIA ss. 310(a). Each of the Indenture Trustee and the Paying Agent, shall individually have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent either (a) shall have a long-term debt rating of A or better by Moody's or (b) such other rating as would not cause any Rating Agency to lower the rating of the Notes below its initial rating thereof, without taking into account the Policy. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

     Section  6.12  Preferential   Collection  of  Claims  Against  Issuer.  The
Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     Section 6.13 Representations and Warranties.

          (a) The Indenture Trustee hereby represents and warrants that:

                    (i) The Indenture Trustee is duly organized, validly existing and in good standing as a national bank under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

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

                    (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                    (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

                    (iv) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                    (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

          (b) The Paying Agent hereby represents and warrants that:

                    (i) The Paying Agent is duly organized, validly existing and in good standing as a national banking association under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                    (ii) The Paying Agent has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Paying Agent by all necessary corporate action.

                    (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Paying Agent or any agreement or other instrument to which the Paying Agent is a party or by which it is bound.

                    (iv) To the Paying Agent's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Paying Agent or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the

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

          consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Paying Agent of its obligations under, or the validity or enforceability of, this Indenture.

                    (v) The Paying Agent does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

     Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

                    (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust in accordance with the Granting Clause;

                    (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

                    (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

     Section 6.15 Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

     Section 6.16 Rights of Paying Agent, Certificate Paying Agent, Note Registrar and Certificate Registrar. All the rights and protections included in this Article VI for the Indenture Trustee shall also apply to the Indenture Trustee in its separate capacities, if applicable, as Paying Agent, Certificate Paying Agent, Note Registrar and Certificate Registrar. In addition, the Paying Agent shall be afforded the rights, indemnities and protections afforded to the Paying Agent pursuant to this Article VI and in the event that the Paying Agent is also acting as Note Registrar, the rights, indemnities and protections afforded to the Indenture Trustee pursuant to Article VI shall be afforded to such Note Registrar.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

     Section 7.01 Issuer to Furnish Paying Agent Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Paying Agent (a) not more than five days after each Record Date, a list, in such form as the Paying Agent may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Paying Agent and the Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Paying Agent is the Note Registrar, no such list need be furnished.

     Section 7.02 Preservation of Information; Communications to Noteholders.

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

          (a) The Paying Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Paying Agent as provided in Section 7.01 and the names and addresses of the Noteholders received by the Paying Agent in its capacity as Note Registrar. The Paying Agent may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIAss.312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee, the Paying Agent and the Note Registrar shall have the protection of TIA ss. 312(c).

     Section 7.03 Reports by Issuer.

          (a) The Issuer shall:

                    (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports including any certifications required to be filed with Form 10-K by the Sarbanes-Oxley Act of 2002 (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                    (ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each May 15, beginning with May 15, 2004, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) and to the Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which

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

the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

     Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee or the Paying Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee or the Paying Agent, as applicable, pursuant to this Indenture. The Indenture Trustee or the Paying Agent, as applicable, shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

     Section 8.02 Trust Accounts.

          (a) On or prior to the Closing Date, the Issuer shall cause the Paying Agent to establish and maintain, in the name of the Paying Agent, for the benefit of the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and the Enhancer, the Note Payment Account as provided in
Section 3.01 of this Indenture.

          (b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders, and all Permitted Investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer, the Indenture Trustee and the Paying Agent as provided in Section 5.01 of the Servicing Agreement.

     On each Payment Date, the Paying Agent shall distribute, on behalf of the Indenture Trustee, all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

     The Paying Agent shall invest any funds in the Note Payment Account in Permitted Investments selected in writing by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date and shall not be sold or disposed of prior to the maturity (except that any investment in the institution with which the Note Payment Account is maintained may mature or be payable on demand on such Payment Date). In addition, such Permitted Investments shall not be purchased at a price in excess of par. The amount of any losses incurred in respect of any such investments shall be deposited in the Note Payment Account by the Servicer and the Paying Agent out of their own funds immediately as realized and shall be allocated between the Servicer and the Paying Agent on a pro rata basis, such that the percentage of any such loss allocated to the Paying Agent shall equal a fraction, the numerator of which equals one (1) and the denominator of which equals the number of days the funds in the Note Payment

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Account were invested in such investment. Subject to this Section 8.02(b) of the
Indenture, and except as provided in this Section 5.01 of the Servicing Agreement, the Paying Agent shall not be liable for investment losses on funds on deposit in the Note Payment Account..

     Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

     Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders, the Enhancer and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Section 8.05 Release of Trust Estate.

          (a) Subject to the payment of its fees, expenses and indemnification, the Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee and the Paying Agent pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

          (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of (i) an Issuer Request accompanied by an Officers' Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer, or
(ii) a Request for Release from the Servicer in accordance with the Servicing Agreement.

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          (d) The Indenture  Trustee shall  surrender the Policy to the Enhancer for cancellation upon the final payment of principal of and interest on the Notes.

     Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                            Supplemental Indentures

     Section 9.01 Supplemental Indentures Without Consent of Noteholders.

          (a) Without the consent of the Noteholders of any Notes, but with prior notice to the Rating Agencies and the prior written consent of the Enhancer (which consent shall not be unreasonably withheld) unless an Enhancer Default shall have occurred, the Issuer, the Paying Agent and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the Paying Agent, for any of the following purposes:

                    (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                    (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                    (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

                    (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                    (v) to cure any ambiguity, to correct any error or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                    (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture, provided that such action shall not materially and adversely affect the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

                    (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of

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the  provisions  of this  Indenture  as shall be  necessary  to  facilitate  the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                    (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee, the Paying Agent and the Enhancer shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

     Each of the Paying Agent and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer, the Paying Agent and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies and the Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

     Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer, the Paying Agent and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the written consent of the Enhancer and the Noteholders of not less than a majority of the Note Balance affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer, the Paying Agent and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

          (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

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

          (b) reduce the percentage of the Note Balance, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

          (d) reduce the percentage of the Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

          (e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

          (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

          (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

     Either the Paying Agent or the Indenture Trustee may in its discretion or at the advice of counsel determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Neither the Paying Agent nor the Indenture Trustee shall be liable for any such determination made in good faith.

     It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer, the Paying Agent and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Paying Agent shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Paying Agent to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section  9.03  Execution  of  Supplemental  Indentures.  In  executing,  or
permitting  the  additional  trusts  created  by,  any  supplemental   indenture
permitted by this Article IX or the

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modification  thereby of the trusts  created by this  Indenture,  the  Indenture
Trustee and the Paying Agent shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Paying Agent may, but shall not be obligated to, enter into any such supplemental indenture that affects the Paying Agent's or the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Paying Agent, the Note Registrar, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

     Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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                                   ARTICLE X

                                 Miscellaneous

     Section 10.01 Compliance Certificates and Opinions, etc.

          (a) Upon any application or request by the Issuer to the Indenture Trustee or the Paying Agent to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee, the Paying Agent and to the Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                    (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                    (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                    (v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

          (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee or the Paying Agent that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Paying Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                    (ii) Whenever the Issuer is required to furnish to the Indenture Trustee or the Paying Agent an Officer's Certificate certifying or stating the opinion of any signer

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

thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Paying Agent an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balance of the Notes.

                    (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Paying Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                    (iv) Whenever the Issuer is required to furnish to the Indenture Trustee or the Paying Agent an Officer's Certificate
          certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Paying Agent an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balance of the Notes.

                    (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing June 30, 2003, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

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     Section  10.02 Form of  Documents  Delivered  to  Indenture  Trustee or the
Paying Agent.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of either Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee or the Paying Agent, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Paying Agent's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03 Acts of Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.04 Notices, etc., to Indenture Trustee, Paying Agent, Issuer, Enhancer, Yield Maintenance Provider and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

          (a) the Indenture Trustee by any Noteholder, the Paying Agent or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

          (b) the Issuer by the Indenture Trustee, the Paying Agent or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Wachovia Asset Securitization, Inc. 2003-HE2 Trust, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee and the Paying Agent by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee,

          (c) the Enhancer by the Issuer, the Indenture Trustee, the Paying Agent or by any Noteholder shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, New York 10017, Attention: Research and Risk Management (Wachovia Asset Securitization, Inc. 2003-HE2 Trust), telecopier number (212) 312-3215. The Enhancer shall promptly transmit any notice received by it from the Issuer, the Paying Agent, the Indenture Trustee or the Noteholders to the Issuer, the Paying Agent or Indenture Trustee, as the case may be,

          (d) the Yield Maintenance Provider by the Issuer, the Paying Agent, the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Wachovia Bank, National Association, 301 South College Street, DC-8, Charlotte, North Carolina 28202-0600, Attention: Bruce M. Young, Sr. Vice President, Risk Management, telecopier number 704-383-0575. The Yield Maintenance Provider shall promptly transmit any notice received by it from the Issuer, the Paying Agent, the Indenture Trustee or the Noteholders to the Issuer, the Paying Agent or Indenture Trustee, as the case may be; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons, or

          (e) the Paying Agent by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Paying Agent at its Corporate Trust Office.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

     Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Paying Agent and the Indenture Trustee a copy of each such agreement and the Indenture Trustee or the Paying Agent, as applicable, shall cause payments to be made and notices to be given in accordance with such agreements.

     Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

     The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee and the Paying Agent in this Indenture shall bind its successors, co-trustees and agents.

     Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto (including the Paying Agent in its capacities as Certificate Registrar, Certificate Paying Agent, Note Registrar and Paying Agent) and their successors hereunder, and the Noteholders, the Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Enhancer shall be an express third party beneficiary of this Indenture.

     The Enhancer, the Paying Agent and the Indenture Trustee acknowledge that nothing in this Indenture is intended to create any fiduciary obligation of the Indenture Trustee or the Paying Agent hereunder or under any other Basic Document to the Enhancer, except for the Indenture Trustee to the extent of its rights as a subrogee of the Noteholders in accordance with the provisions of
Section 5.12 of this Indenture, and that Indenture Trustee's and the Paying Agent's other obligations hereunder and under any Basic Document to the Enhancer are intended to be contractual in nature.

     Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel shall be reasonably acceptable to the Indenture Trustee and the Paying Agent) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Paying Agent, the Note Registrar or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Paying Agent, the Note Registrar and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     Section 10.17 No Petition. The Indenture Trustee and the Paying Agent, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

     Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee and of the Paying Agent, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Paying Agent shall each cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Paying Agent may reasonably determine that such disclosure is consistent with its obligations hereunder.

            IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                         WACHOVIA ASSET SECURITIZATION, INC.
                                         2003-HE2 TRUST, as Issuer


                                         By: Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Owner Trustee


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:




                                         U.S.  BANK NATIONAL ASSOCIATION,
                                          as Indenture Trustee


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Paying Agent pursuant to Section
                                          3.03 hereof and as Note Registrar
                                          pursuant to Section 4.02 hereof.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

STATE OF              )
        --------------
                      ) ss.:
COUNTY OF             )
         -------------

          On this ___ day of July, 2003, before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.



-----------------------------------------
                 Notary Public


Acknowledgements

STATE OF              )
        --------------
                      ) ss.:
COUNTY OF             )
         -------------


          On this ___ day of July, 2003, before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of Wachovia Bank, National Association, the Paying Agent, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.



-----------------------------------------
             Notary Public

Acknowledgements

STATE OF              )
        --------------
                      ) ss.:
COUNTY OF             )
         -------------

          On this ___ day of July, 2003, before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of U.S. Bank National Association, the Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.



-----------------------------------------
               Notary Public



Acknowledgements

                   Class A-I-1 Notes

                    Schedule I-A-1

    Payment                 Scheduled                 Payment                 Scheduled
     Date                Notional Balance              Date                Notional Balance
     ----                ----------------              ----                ----------------
   July 2003              400,000,000.00           February 2006            400,000,000.00
  August 2003             400,000,000.00            March 2006              400,000,000.00
September 2003            400,000,000.00            April 2006              400,000,000.00
 October 2003             400,000,000.00             May 2006               400,000,000.00
 November 2003            400,000,000.00             June 2006              400,000,000.00
 December 2003            400,000,000.00             July 2006              400,000,000.00
 January 2004             400,000,000.00            August 2006             385,623,745.06
 February 2004            400,000,000.00          September 2006            371,171,786.86
  March 2004              400,000,000.00           October 2006             356,643,726.78
  April 2004              400,000,000.00           November 2006            342,039,164.07
   May 2004               400,000,000.00           December 2006            327,357,695.87
   June 2004              400,000,000.00           January 2007             312,598,917.22
   July 2004              400,000,000.00           February 2007            297,762,421.01
  August 2004             400,000,000.00            March 2007              282,847,797.99
September 2004            400,000,000.00            April 2007              267,854,636.75
 October 2004             400,000,000.00             May 2007               252,782,523.72
 November 2004            400,000,000.00             June 2007              237,631,043.16
 December 2004            400,000,000.00             July 2007              222,399,777.13
 January 2005             400,000,000.00            August 2007             207,088,305.49
 February 2005            400,000,000.00          September 2007            191,696,205.88
  March 2005              400,000,000.00           October 2007             176,223,053.74
  April 2005              400,000,000.00           November 2007            160,668,422.26
   May 2005               400,000,000.00           December 2007            145,031,882.36
   June 2005              400,000,000.00           January 2008             129,313,002.74
   July 2005              400,000,000.00           February 2008            113,511,349.82
  August 2005             400,000,000.00            March 2008               97,626,487.70
September 2005            400,000,000.00            April 2008               81,657,978.24
 October 2005             400,000,000.00             May 2008                65,605,380.95
 November 2005            400,000,000.00             June 2008               49,468,253.03
 December 2005            400,000,000.00             July 2008               33,246,149.37
 January 2006             400,000,000.00

                               Class A-II-1 Notes

                                 Schedule I-A-II

    Payment                 Scheduled                 Payment                 Scheduled
     Date                Notional Balance              Date                Notional Balance
     ----                ----------------              ----                ----------------
  July 2003               750,000,000.00          February 2006             750,000,000.00
 August 2003              750,000,000.00            March 2006              750,000,000.00
September 2003            750,000,000.00            April 2006              750,000,000.00
 October 2003             750,000,000.00             May 2006               750,000,000.00
November 2003             750,000,000.00            June 2006               750,000,000.00
December 2003             750,000,000.00            July 2006               750,000,000.00
 January 2004             750,000,000.00           August 2006              723,043,468.34
February 2004             750,000,000.00          September 2006            695,944,987.54
  March 2004              750,000,000.00           October 2006             668,703,810.12
  April 2004              750,000,000.00          November 2006             641,319,184.67
   May 2004               750,000,000.00          December 2006             613,790,355.79
  June 2004               750,000,000.00           January 2007             586,116,564.14
  July 2004               750,000,000.00          February 2007             558,297,046.37
 August 2004              750,000,000.00            March 2007              530,331,035.10
September 2004            750,000,000.00            April 2007              502,217,758.93
 October 2004             750,000,000.00             May 2007               473,956,442.36
November 2004             750,000,000.00            June 2007               445,546,305.86
December 2004             750,000,000.00            July 2007               416,986,565.74
 January 2005             750,000,000.00           August 2007              388,276,434.23
February 2005             750,000,000.00          September 2007            359,415,119.38
  March 2005              750,000,000.00           October 2007             330,401,825.09
  April 2005              750,000,000.00          November 2007             301,235,751.05
   May 2005               750,000,000.00          December 2007             271,916,092.74
  June 2005               750,000,000.00           January 2008             242,442,041.41
  July 2005               750,000,000.00          February 2008             212,812,784.06
 August 2005              750,000,000.00            March 2008              183,027,503.40
September 2005            750,000,000.00            April 2008              153,085,377.81
 October 2005             750,000,000.00             May 2008               122,985,581.39
November 2005             750,000,000.00            June 2008                92,727,283.86
December 2005             750,000,000.00            July 2008                62,309,650.58
 January 2006             750,000,000.00

                                    EXHIBIT A

                                  FORM OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE PAYING AGENT, THE NOTE REGISTRAR OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

               WACHOVIA ASSET SECURITIZATION, INC. 2003-HE2 TRUST

             Wachovia Asset Securitization, Inc. Asset-Backed Note,
                          Series 2003-HE2, Class A-I-1

Registered                                                 Initial Note Balance:
                                                                   $[----------]

No. 1                                                        Note Rate: Variable

                                                                CUSIP No. [____]

     Wachovia Asset Securitization, Inc. 2003-HE2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of [__________________] dollars ($[__________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Notes (defined below) pursuant to
Section 3.05 of the indenture dated as of July 2, 2003 (the "Indenture"), among the Issuer, U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), and Wachovia Bank, National Association, as Paying Agent (the "Paying Agent"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2033, to the

                                     A-1-1
extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

     Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.26% per annum and (ii) the Class A-I-1 Net WAC Rate. LIBOR for the Class A-I-1 Notes and each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Servicer as set forth in the Indenture. All determinations of LIBOR by the Servicer shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2 (the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Paying Agent, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

     Principal of and interest on this Note will be payable on each Payment Date, commencing on July 25, 2003, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the holders of Notes representing not less than a majority of the Note Balance of the Notes, with the consent of the Enhancer, may declare

                                     A-1-2
the Notes to be  immediately  due and payable in the manner  provided in Section
5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Paying Agent as of the preceding Record Date or, if no such instructions have been delivered to the Paying Agent, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Paying Agent shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Paying Agent, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

     Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its

                                     A-1-3
individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Paying Agent, the Note Registrar or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer, the Paying Agent and the Indenture Trustee and the rights of the Noteholders under the Indenture at any time by the Issuer, the Paying Agent and the Indenture Trustee with the consent of the Enhancer and the holders of Notes representing a majority of the Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Note Balance, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent

                                     A-1-4
or waiver is made upon this Note. The Indenture also permits the Issuer, the Paying Agent and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the Note Balance of the Notes as of any Payment Date is less than 10% of the Note Balance of the Notes as of the Closing Date, (provided that a draw on the Policy would not occur as a result of such purchase, and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such

                                     A-1-5
remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders. The purchase price paid by the Servicer shall also include certain amounts owed by the Seller pursuant to the Purchase Agreement that remain unpaid on the date of such purchase.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-1-6

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                             WACHOVIA ASSET SECURITIZATION, INC.
                                             2003-HE2 TRUST



                                             By:  WILMINGTON  TRUST COMPANY,
                                                  not in its  individual
                                                  capacity but solely as
                                                  Owner Trustee

Dated:  __________, 20__

                                             By:
                                                  ------------------------------
                                                       Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                             U.S. BANK NATIONAL ASSOCIATION, not
                                             in  its  individual   capacity  but
                                             solely as Indenture Trustee

Dated:  __________, 20__

                                             By:
                                                  ------------------------------
                                                       Authorized Signatory


                                     A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

 ------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ------------------------------
 (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        --------------------------------         -----------------------------*/
                                                 Signature Guaranteed:

                                                 -----------------------------*/






------------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-8

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE PAYING AGENT, THE NOTE REGISTRAR OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

               WACHOVIA ASSET SECURITIZATION, INC. 2003-HE2 TRUST

             Wachovia Asset Securitization, Inc. Asset-Backed Note,
                         Series 2003-HE2, Class A-II-1

Registered                                                 Initial Note Balance:
                                                                   $[----------]

No. 1                                                        Note Rate: Variable

                                                                CUSIP No. [____]


     Wachovia Asset Securitization, Inc. 2003-HE2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of [__________________] dollars ($[__________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Notes (defined below) pursuant to
Section 3.05 of the indenture dated as of July 2, 2003 (the "Indenture"), among the Issuer, U.S. Bank National Association, as indenture trustee (the "Indenture Trustee") and Wachovia Bank, National Association, as Paying Agent (the "Paying Agent"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

                                     A-2-1

     Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.26% per annum and (ii) the Class A-II-1 Net WAC Rate. LIBOR for the Class A-II-1 Notes and each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Servicer as set forth in the Indenture. All determinations of LIBOR by the Servicer shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2 (the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Paying Agent, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

            Principal of and interest on this Note will be payable on each Payment Date, commencing on July 25, 2003, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the holders of Notes representing not less than a majority of the Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

                                     A-2-2

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Paying Agent as of the preceding Record Date or, if no such instructions have been delivered to the Paying Agent, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Paying Agent shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Paying Agent, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

     Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Paying Agent, the Note Registrar or the Indenture Trustee


                                     A-2-3
or of any successor or assign of the Indenture Trustee, the Paying Agent, the Note Registrar or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer, the Paying Agent and the Indenture Trustee and the rights of the Noteholders under the Indenture at any time by the Issuer, the Paying Agent and the Indenture Trustee with the consent of the Enhancer and the holders of Notes representing a majority of the Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Note Balance, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer, the Paying Agent and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders but with prior notice to the Rating Agencies and the Enhancer.

                                     A-2-4

     The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the Note Balance of the Notes as of any Payment Date is less than 10% of the Note Balance of the Notes as of the Closing Date, (provided that a draw on the Policy would not occur as a result of such purchase, and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing Fee relating to

                                     A-2-5
the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders. The purchase price paid by the Servicer shall also include certain amounts owed by the Seller pursuant to the Purchase Agreement that remain unpaid on the date of such purchase.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                     A-2-6

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                             WACHOVIA ASSET SECURITIZATION, INC.
                                             2003-HE2 TRUST



                                             By:  WILMINGTON  TRUST COMPANY,
                                                  not in its  individual
                                                  capacity but solely as
                                                  Owner Trustee

Dated:  __________, 20__

                                             By:
                                                  ------------------------------
                                                       Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                             U.S. BANK NATIONAL ASSOCIATION, not
                                             in  its  individual   capacity  but
                                             solely as Indenture Trustee

Dated:  __________, 20__

                                             By:
                                                  ------------------------------
                                                       Authorized Signatory


                                     A-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

 ------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ------------------------------
 (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        --------------------------------         -----------------------------*/
                                                 Signature Guaranteed:

                                                 -----------------------------*/




------------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.




                                     A-2-8

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE NOTE REGISTRAR, THE PAYING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

               WACHOVIA ASSET SECURITIZATION, INC. 2003-HE2 TRUST

             Wachovia Asset Securitization, Inc. Asset-Backed Note,
                         Series 2003-HE2, Class A-II-2

Registered                                                 Initial Note Balance:
                                                                   $[----------]

No. 1                                                        Note Rate: Variable

                                                                CUSIP No. [____]

     Wachovia Asset Securitization, Inc. 2003-HE2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum of [__________________] dollars ($[__________]), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Notes (defined below) pursuant to
Section 3.05 of the indenture dated as of July 2, 2003 (the "Indenture"), among the Issuer and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

                                     A-3-1

     Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). So long as the Class A-II-2 Notes are Book-Entry Notes, the Note Rate for each Interest Period will be the Note Rate determined pursuant to the Auction Procedures as set forth in the Indenture. If the Class A-II-2 Notes are not Book-Entry Notes, the Note Rate on such Notes shall be the lesser of the Maximum Auction Rate and the Class A-II-2 Net WAC Rate. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2 (the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Paying Agent, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     This Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

     Principal of and interest on this Note will be payable on each Payment Date, commencing on July 25, 2003, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

     The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the holders of Notes representing not less than a majority of the Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in

                                     A-3-2
writing by such Noteholder reasonably satisfactory to the Paying Agent as of the preceding Record Date or, if no such instructions have been delivered to the Paying Agent, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Paying Agent shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Paying Agent, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Paying Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Paying Agent duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

            Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent

                                     A-3-3
provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Indenture Trustee, the Note Registrar or the Paying Agent may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer, the Paying Agent and the Indenture Trustee and the rights of the Noteholders under the Indenture at any time by the Issuer, the Paying Agent and the Indenture Trustee with the consent of the Enhancer and the holders of Notes representing a majority of the Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Note Balance, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer, the Paying Agent and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders but with prior notice to the Rating Agencies and the Enhancer.

     The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                                     A-3-4

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the Note Balance of the Notes as of any Payment Date is less than 10% of the Note Balance of the Notes as of the Closing Date, (provided that a draw on the Policy would not occur as a result of such purchase, and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders. The purchase price paid by the Servicer shall also

                                     A-3-5
include certain amounts owed by the Seller pursuant to the Purchase Agreement that remain unpaid on the date of such purchase.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-3-6

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                             WACHOVIA ASSET SECURITIZATION, INC.
                                             2003-HE2 TRUST



                                             By:  WILMINGTON  TRUST COMPANY,
                                                  not in its  individual
                                                  capacity but solely as
                                                  Owner Trustee

Dated:  __________, 20__

                                             By:
                                                  ------------------------------
                                                       Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                             U.S. BANK NATIONAL ASSOCIATION, not
                                             in  its  individual   capacity  but
                                             solely as Indenture Trustee

Dated:  __________, 20__

                                             By:
                                                  ------------------------------
                                                       Authorized Signatory



                                     A-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

 ------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ------------------------------
 (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        --------------------------------         -----------------------------*/
                                                 Signature Guaranteed:

                                                 -----------------------------*/






------------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-3-8